UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2019

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 4, 2019, Xtant Medical Holdings, Inc. (the “Company”) received a letter from the NYSE American LLC (the “Exchange”) notifying the Company that it is not in compliance with the Exchange’s continued listing standards relating to stockholders’ equity.

Specifically, the Company is not in compliance with Section 1003(a)(i) of the Company Guide with stockholders’ equity of less than $2,000,000 and net losses in two of its three most recent fiscal years, Section 1003(a)(ii) with stockholders’ equity of less than $4,000,000 and net losses in three of its four most recent fiscal years and Section 1003(a)(iii) with stockholders’ equity of less than $6,000,000 and net losses in five of its most recent fiscal years. According to Section 1003(a) of the Company Guide, the Exchange will normally consider providing an exemption for entities not in compliance with Sections 1003(a)(i) through (a)(iii) of the Company Guide if the entity is in compliance with the following standards: (1) total value of market capitalization of at least $50,000,000; or total assets and revenue of $50,000,000 each in its last fiscal year, or in two of its last three fiscal years; and (2) the issuer has at least 1,100,000 shares publicly held, a market value of publicly held shares of at least $15,000,000 and 400 round lot shareholders. This exemption is not currently available to the Company due to the recent decline of its common stock price.

Therefore, the Company has become subject to the procedures and requirements of Section 1009 of the Company Guide and must submit a plan of compliance by May 4, 2019, addressing how the Company intends to regain compliance with Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iii) or meet the exemption in Section 1003(a) of the Company Guide by October 4, 2020.

The Company’s common stock will continue to trade on the Exchange under the symbol “XTNT,” with the added designation of “.BC” to indicate that the Company is not in compliance with the Exchange’s continued listing standards.

The Company intends to prepare and deliver a plan of compliance to the Exchange by May 4, 2019, addressing how the Company intends to regain compliance with Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iii) of the Company Guide by October 4, 2020. The Company has also been advised that it will be subject to delisting proceedings if it does not regain compliance prior to October 4, 2020 or if the Exchange determines that the Company is not making progress consistent with its plan of compliance.

Item 7.01	Regulation FD Disclosure.

On April 5, 2019, the Company issued a press release entitled “Xtant Medical Receives Noncompliance Notice from NYSE American,” which is attached as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Xtant Medical Holdings, Inc. dated April 5, 2019 entitled “Xtant Medical Receives Noncompliance Notice from NYSE American”

Important Cautions Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as ‘‘intends,’’ ‘‘plans,’’ “continue,” “future,” ‘‘will,’’ “potential” similar expressions or the negative thereof, and the use of future dates. Forward-looking statements in this report include statements that the Company intends to prepare and deliver a plan of compliance to the Exchange. The Company cautions that its forward-looking statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the Company’s ability to regain compliance with the continued listing standards of the NYSE American; the Company’s future operating results and financial performance; the ability to increase or maintain revenue; the ability to remain competitive; the ability to innovate and develop new products; the effect of recent management changes and the ability to engage and retain qualified personnel; government and third-party coverage and reimbursement for Company products; the ability to obtain and maintain regulatory approvals and comply with government regulations; the effect of product liability claims and other litigation to which the Company may be subject; the effect of product recalls and defects; timing and results of clinical studies; the ability to obtain and protect Company intellectual property and proprietary rights and operate without infringing the rights of others; the ability to service Company debt and comply with debt covenants; the ability to raise additional financing and other factors. Additional risk factors are contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission (SEC) on April 1, 2019 and subsequent SEC filings by the Company. Investors are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Greg Jensen
Greg Jensen
Vice President, Finance, Interim Chief Financial Officer
Date: April 5, 2019